Exhibit 10.53

This Document Constitutes Part of a

Prospectus Covering Securities that Have Been

Registered Under the Securities Act of 1933

2020 RESTRICTED STOCK UNIT GRANT AGREEMENT

This Grant (the “Grant”) is made as of the 1st day of March, 2020 (“Date of Grant”) by Anixter International Inc., a Delaware corporation (the “Corporation”), to ____________ (“Participant”) pursuant to the Anixter International Inc. 2017 Stock Incentive Plan (the “Plan”). All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan.

Section 1. Grant of Stock Units. On the terms and conditions stated herein, the Corporation hereby grants to the Participant _____ stock units (“Units”), convertible to shares of the Corporation on a one-for-one basis (subject to Section 11 hereof).

Section 2. Vesting, Conversion and Forfeiture.

(a) Except as described in Section 2(b) below, one third of the Units shall vest on each anniversary of the Date of Grant beginning with the first anniversary of the Date of Grant. Units shall settle (subject to Section 11 hereof) on the date they vest. If at a time the Units are not vested (i) Participant’s employment with the Corporation and its affiliates terminates for reasons other than as described in Section 2(b), or (ii) any transfer of the Units is made in violation of this Agreement, the Units and any distributions thereon shall be forfeited and, in the case of transfer, may be reacquired by the Corporation, upon notice to Participant or any transferee, at no cost to the Corporation.

(b) If Participant’s employment with the Corporation and its affiliates terminates due to Retirement, death or Disability, any Units that are unvested as of the effective time of such termination will vest in full and be settled (subject to Section 11 hereof) within 30 days of the date of such termination. For purposes of this Section 2(b):

(i) “Retirement” means a termination that is classified as such by a management committee consisting of the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel, and Executive Vice President of Human Resources (collectively, the “Management Committee”), or, following the Merger (as defined below), any successor committee to the Management Committee that the Parent (as defined below) may designate, in any case, in its sole discretion; provided, that in no event shall a termination be deemed a Retirement hereunder unless such termination is other than for Cause when the Participant is age 60 or older, has completed ten or more years of employment with the Corporation and its affiliates and has given the Corporation written notice of Participant’s intended Retirement date at least six months prior to such Retirement date; provided, further, that any determination made in any other circumstance or with respect to any other individual shall have no precedential or other effect on determination with respect to Participant;

(ii) “Disability” means termination of Participant’s employment with the Corporation and its affiliates due to Participant having been determined to be disabled under the Corporation’s long term disability plan; and

(iii) “Cause” means (A) Participant’s willful and continued failure to substantially perform Participant’s employment duties in any material respect (other than such failure resulting from physical or mental incapacity), after a written demand for substantial performance is delivered to Participant that specifically identifies the manner in which the Corporation believes Participant has failed to perform his or her duties, and after Participant has failed to resume substantial performance of Participant’s duties on a continuous basis within 30 days of receiving such demand; (B) the Committee’s determination, in good faith, that Participant has engaged, during the performance of his or her duties, in significant objective acts or omissions constituting willful misconduct or gross negligence relating to the business of the Corporation that are demonstrably and materially injurious to the Corporation, or (C) a plea of guilty or nolo contendere by Participant, or conviction of Participant, for a felony under federal or state law.

Section 3. Right of Recoupment. The Grant of the Units is expressly made subject to and conditioned on the following understanding. Participant acknowledges and agrees that if (a) the financial results of the Corporation for its fiscal year immediately preceding the Date of Grant are restated and (b) the Compensation Committee of the Board of Directors of the Corporation (“Committee”) determines, in its sole discretion, that (i) Participant engaged in conduct that caused or partially caused the need for the restatement and (ii) a lesser Grant would have been made to Participant under this Agreement based on the restated financial results then (x) the Corporation shall have the right to recoup from Participant the amount of any overpayment of compensation attributable to the Grant or such other amount, up to the full compensation realized by Participant with respect to the Grant, as the Committee determines, in its sole discretion, based on its review of the relevant facts (“Recoupment Amount”) and (y) the Corporation shall have the right to effect such recoupment by (A) cancelling unvested Units or other options or restricted stock units held by Participant, (B) to the extent permitted by law, offsetting such recoupment obligation against any other obligation of the Corporation to Participant, or (C) demanding repayment from Participant. In the event that a restatement impacts more than one fiscal year, the Corporation may exercise this recoupment right with respect to each fiscal year that is subject to restatement. This recoupment right shall be a separate contract right enforceable by the Corporation against Participant and shall be in addition to, and not in substitution for, any and all other rights or remedies that the Corporation may have against Participant with respect to Participant’s conduct and the restatement, including any right the Corporation may have under Section 304 of the Sarbanes-Oxley Act of 2002. The Corporation shall also be entitled to interest on the Recoupment Amount at a reasonable rate of interest and to reimbursement of all costs of collection.

Section 4. Prohibited Transfers. Any sale, hypothecation, encumbrance or other transfer of Units is prohibited unless the same shall have been consented to in advance in writing by the Corporation (which consent may be withheld in the sole discretion of the Corporation).

Section 5. Withholding Taxes. As a condition to the grant, vesting or conversion of the Units acquired hereunder, the Corporation shall withhold the number of whole Units required for the satisfaction of any Federal, state or local withholding tax obligations that may arise in connection therewith.

Section 6. Retention of Certificate and Any Distributions. The Treasurer or any Assistant Treasurer shall retain on behalf of Participant, until the Units are converted, all certificates and distributions pertaining to the Units. Upon conversion and subject to the withholding of the number of Units sufficient for payment of withholding tax, the certificates and all distributions (with or without interest on any cash distributions, as determined from time to time by the Corporation in its sole discretion) shall be delivered to Participant.

Section 7. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors, assigns and personal representatives.

Section 8. Specific Performance. In the event of a breach of this Agreement by any party hereto, any other party hereto shall be entitled to secure specific performance of this Agreement in any court of competent jurisdiction.

Section 9. Notices, etc. All notices and other communications required or permitted hereunder will be in writing and will be mailed by first-class mail, postage prepaid, addressed (a) if to the Corporation, at:

2301 Patriot Boulevard

Glenview, Illinois 60026

Attn: General Counsel

or at such address as the Corporation will have furnished to Participant in writing, or (b) if to Participant, at then current address in the records of the Corporation or at such other address as Participant will have furnished to the Corporation in writing in accordance with this Section.

All notices and other communications to be given hereunder shall be given in writing. Except as otherwise specifically provided herein, all notices and other communications hereunder shall be deemed to have been given if personally delivered to the party being served, or two business days after mailing thereof by registered mail, return receipt requested, postage prepaid, to the requisite address set forth above (until notice of change thereof is served in the manner provided in this Section).

Section 10. No Right to Employment. Nothing in this Agreement or in the act of granting the Units to Participant shall give Participant any rights to continue to be employed by Corporation.

Section 11. Anticipated Merger. The Corporation entered into that certain Agreement and Plan of Merger (“Merger Agreement”), dated as of January 10, 2020, by and among WESCO International, Inc., a Delaware corporation (“Parent”), Warrior Merger Sub, Inc., and the Corporation (the transactions contemplated thereby, the “Merger”). Notwithstanding anything in the Plan, a change in control severance agreement to which Participant is a party, or any other document, (i) the vesting of the Units shall not accelerate solely as a result of the Merger and (ii) solely with respect to the Grant, the Merger shall not constitute a “change in control” or “change of control” for any purpose. It is an express condition to Participant’s receipt of the Grant that Participant acknowledge and agree to the terms set forth in the immediately preceding sentence and, by accepting the Grant, Participant does so acknowledge and agree. Upon the consummation of the Merger, the Grant (and the Units subject thereto) will remain outstanding and be converted into an award (a “Parent Phantom Award”) of a number of cash-settled Parent phantom stock units equal to the product, rounded to the nearest whole number, of (i) the number of shares of the Corporation subject to the Grant, multiplied by (ii) the Equity Award Exchange Ratio. For purposes of the Grant, “Equity Award Exchange Ratio” means the sum of (1) the Common Exchange Ratio and (2) the quotient of (a) the sum of (i) the Cash Consideration and (ii) the product of the (x) the Preferred Exchange Ratio and (y) the face value of a Depositary Share, divided by (b) the Average Parent Stock Price (with all capitalized terms in such definition having the meaning assigned to them in the Merger Agreement). Each Parent Phantom Award shall have the same terms and conditions that apply to the Grant, except that the Parent Phantom Award shall be settled solely in cash (and shall not represent the right to receive stock of any kind) with each unit subject to the Parent Phantom Award representing the right to receive an amount of cash equal to the fair market value of one share of Parent common stock on the applicable vesting date, and shall be eligible to vest on vesting schedule provided in Section 2 hereof, subject to Participant’s continued employment through the applicable vesting date, except that (i) in the event of Participant’s termination of employment due to death, Disability or Retirement, the Parent Phantom Award will vest upon the termination date, and will be settled within 30 days of the date of such termination and (ii) in the event of Participant’s termination of employment on or after the Merger, by the Corporation, Parent or any of their respective affiliates, without Cause or by the Participant for “good reason” (as such term is defined in Participant’s change in control severance agreement with the Corporation), the Parent Phantom Award shall vest and become payable within 30 days of the date of such termination in accordance with the following: (A) if such termination occurs on or after the date on which the Merger is consummated but prior to the first anniversary of Date of Grant, one-third (1/3) of the phantom units underlying such Parent Phantom Award shall vest; (B) if such termination occurs on or after the first anniversary of the Date of Grant but prior to the second anniversary of the Date of Grant, two-thirds (2/3), less any previously vested portion, of the phantom units underlying such Parent Phantom Award shall vest; and (C) if such termination occurs on or after the second anniversary of the Date of Grant but prior to the third anniversary of the Date of Grant, 100% of the units then underlying such Parent Phantom Award shall vest; provided, that in each case, the portion of such Parent Phantom Award that remains unvested as of the holder’s termination date after giving effect to the foregoing treatment shall be forfeited.

In Witness Whereof, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation.

Anixter International Inc.
a Delaware corporation

By:	Ted A. Dosch

Its:	Executive Vice President - Finance
and Chief Financial Officer

This Document Constitutes Part of a

Prospectus Covering Securities that Have Been

Registered Under the Securities Act of 1933

2020 RESTRICTED STOCK UNIT GRANT AGREEMENT

This Grant (the “Grant”) is made as of the 1st day of March, 2020 (“Date of Grant”) by Anixter International Inc., a Delaware corporation (the “Corporation”), to _____________ (“Participant”) pursuant to the Anixter International Inc. 2017 Stock Incentive Plan (the “Plan”). All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan.

Section 1. Grant of Stock Units. On the terms and conditions stated herein, the Corporation hereby grants to the Participant _____ stock units (“Units”), convertible to shares of the Corporation on a one-for-one basis (subject to Section 10 hereof).

Section 2. Vesting, Conversion and Forfeiture.

(a) Except as described in Section 2(b) below, one third of the Units shall vest on each anniversary of the Date of Grant beginning with the first anniversary of the Date of Grant. Units shall settle (subject to Section 10 hereof) on the date they vest. If at a time the Units are not vested (i) Participant’s employment with the Corporation and its affiliates terminates for reasons other than as described in Section 2(b), or (ii) any transfer of the Units is made in violation of this Agreement, the Units and any distributions thereon shall be forfeited and, in the case of transfer, may be reacquired by the Corporation, upon notice to Participant or any transferee, at no cost to the Corporation.

(b) If Participant’s employment with the Corporation and its affiliates terminates due to Retirement, death or Disability, any Units that are unvested as of the effective time of such termination will vest in full and be settled (subject to Section 10 hereof) within 30 days of the date of such termination. For purposes of this Section 2(b):

(i)   “Retirement” means a termination that is classified as such by a management committee consisting of the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel, and Executive Vice President of Human Resources (collectively, the “Management Committee”), or, following the Merger (as defined below), any successor committee to the Management Committee that the Parent (as defined below) may designate, in any case, in its sole discretion; provided, that in no event shall a termination be deemed a Retirement hereunder unless such termination is other than for Cause when the Participant is age 60 or older, has completed ten or more years of employment with the Corporation and its affiliates and has given the Corporation written notice of Participant’s intended Retirement date at least six months prior to such Retirement date; provided, further, that any determination made in any other circumstance or with respect to any other individual shall have no precedential or other effect on determination with respect to Participant;

(ii) “Disability” means termination of Participant’s employment with the Corporation and its affiliates due to Participant having been determined to be disabled under the Corporation’s long term disability plan; and

(iii) “Cause” means (A) Participant’s willful and continued failure to substantially perform Participant’s employment duties in any material respect (other than such failure resulting from physical or mental incapacity), after a written demand for substantial performance is delivered to Participant that specifically identifies the manner in which the Corporation believes Participant has failed to perform his or her duties, and after Participant has failed to resume substantial performance of Participant’s duties on a continuous basis within 30 days of receiving such demand; (B) the Committee’s determination, in good faith, that Participant has engaged, during the performance of his or her duties, in significant objective acts or omissions constituting willful misconduct or gross negligence relating to the business of the Corporation that are demonstrably and materially injurious to the Corporation, or (C) a plea of guilty or nolo contendere by Participant, or conviction of Participant, for a felony under federal or state law.

Section 3. Prohibited Transfers. Any sale, hypothecation, encumbrance or other transfer of Units is prohibited unless the same shall have been consented to in advance in writing by the Corporation (which consent may be withheld in the sole discretion of the Corporation).

Section 4. Withholding Taxes. As a condition to the grant, vesting or conversion of the Units acquired hereunder, the Corporation shall withhold the number of whole Units required for the satisfaction of any Federal, state or local withholding tax obligations that may arise in connection therewith.

Section 5. Retention of Certificate and Any Distributions. The Treasurer or any Assistant Treasurer shall retain on behalf of Participant, until the Units are converted, all certificates and distributions pertaining to the Units. Upon conversion and subject to the withholding of the number of Units sufficient for payment of withholding tax, the certificates and all distributions (with or without interest on any cash distributions, as determined from time to time by the Corporation in its sole discretion) shall be delivered to Participant.

Section 6. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors, assigns and personal representatives.

Section 7. Specific Performance. In the event of a breach of this Agreement by any party hereto, any other party hereto shall be entitled to secure specific performance of this Agreement in any court of competent jurisdiction.

Section 8. Notices, etc. All notices and other communications required or permitted hereunder will be in writing and will be mailed by first-class mail, postage prepaid, addressed (a) if to the Corporation, at:

2301 Patriot Boulevard

Glenview, Illinois 60026

Attn: General Counsel

or at such address as the Corporation will have furnished to Participant in writing, or (b) if to Participant, at then current address in the records of the Corporation or at such other address as Participant will have furnished to the Corporation in writing in accordance with this Section.

All notices and other communications to be given hereunder shall be given in writing. Except as otherwise specifically provided herein, all notices and other communications hereunder shall be deemed to have been given if personally delivered to the party being served, or two business days after mailing thereof by registered mail, return receipt requested, postage prepaid, to the requisite address set forth above (until notice of change thereof is served in the manner provided in this Section).

Section 9. No Right to Employment. Nothing in this Agreement or in the act of granting the Units to Participant shall give Participant any rights to continue to be employed by Corporation.

Section 10. Anticipated Merger. The Corporation entered into that certain Agreement and Plan of Merger (“Merger Agreement”), dated as of January 10, 2020, by and among WESCO International, Inc., a Delaware corporation (“Parent”), Warrior Merger Sub, Inc., and the Corporation (the transactions contemplated thereby, the “Merger”). Notwithstanding anything in the Plan or any other document, (i) the vesting of the Units shall not accelerate solely as a result of the Merger, and (ii) solely with respect to the Grant, the Merger shall not constitute a “change in control” or “change of control” for any purpose. It is an express condition to Participant’s receipt of the Grant that Participant acknowledge and agree to the terms set forth in the immediately preceding sentence and, by accepting the Grant, Participant does so acknowledge and agree. Upon the consummation of the Merger, the Grant (and the Units subject thereto) will remain outstanding and be converted into an award (a “Parent Phantom Award”) of a number of cash-settled Parent phantom stock units equal to the product, rounded to the nearest whole number, of (i) the number of shares of the Corporation subject to the Grant, multiplied by (ii) the Equity Award Exchange Ratio. For purposes of the Grant, “Equity Award Exchange Ratio” means the sum of (1) the Common Exchange Ratio and (2) the quotient of (a) the sum of (i) the Cash Consideration and (ii) the product of the (x) the Preferred Exchange Ratio and (y) the face value of a Depositary Share, divided by (b) the Average Parent Stock Price (with all capitalized terms in such definition having the meaning assigned to them in the Merger Agreement). Each Parent Phantom Award shall have the same terms and conditions that apply to the Grant, except that the Parent Phantom Award shall be settled solely in cash (and shall not represent the right to receive stock of any kind) with each unit subject to the Parent Phantom Award representing the right to receive an amount of cash equal to the fair market value of one share of Parent common stock on the applicable vesting date, and shall be eligible to vest on vesting schedule provided in Section 2 hereof, subject to Participant’s continued employment through the applicable vesting date, except that in the event of Participant’s termination of employment due to death, Disability or Retirement, or in the event of Participant’s termination of employment on or after the Merger, by the Corporation, Parent or any of their respective affiliates, without Cause, the Parent Phantom Award shall vest and be settled within 30 days of the date of such termination.

In Witness Whereof, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation.

Anixter International Inc.
a Delaware corporation

By:	Ted A. Dosch
Its:	Executive Vice President - Finance
and Chief Financial Officer

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